UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2008
OCEANIC EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-08521	84-0591071

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

7800 East Dorado Place, Suite 250, Englewood, Colorado	80111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 220-8330
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountants
(a) Dismissal of Grant Thornton LLP
     By consent resolution, effective April 9, 2008, the Board of Directors (the Board) of Oceanic Exploration Company (Oceanic) dismissed Grant Thornton LLP (Grant Thornton) as its independent registered public accounting firm, effective immediately. Oceanic notified Grant Thornton of this decision on April 10, 2008.
     Grant Thornton’s reports on Oceanic’s financial statements as of and for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 31, 2007 and 2006, and through the period ended April 9, 2008, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in its reports on the financial statements for such periods. During the period described in the preceding sentence, there were no “reportable events” as defined in the Securities and Exchange Commission Regulation S-K, Item 304(a)(1)(v)).
     Oceanic provided Grant Thornton with a copy of the above disclosures and requested Grant Thornton to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of the Grant Thornton letter to the Securities and Exchange Commission.
(b) Engagement of Ehrhardt Keefe Steiner & Hottman PC
     On April 9, 2008, the Board approved the engagement of Ehrhardt Keefe Steiner & Hottman PC (EKS&H) as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 31, 2008. Based in Denver, Colorado, EKS&H is a certified public accounting firm that is registered with the Public Company Accounting Oversight Board. During the fiscal years ended December 31, 2007 and 2006, and through April 9, 2008 neither Oceanic nor anyone acting on its behalf consulted with EKS&H regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
d) Exhibits

Exhibit Number	Name of Exhibit
16.1	Letter, dated April 11, 2008 from Grant Thornton LLP to the U.S. Securities and Exchange Commission (filed herewith).
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2008
Oceanic Exploration Company
/s/ Courtney Cowgill
CFO/Corporate Treasurer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter, dated April 11, 2008 from Grant Thornton LLP to the U.S. Securities and Exchange Commission (filed herewith).